CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CCC Information Services Group Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Githesh Ramamurthy, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

          1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and


          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Date:  November 1,  2004               By:       /s/  Githesh  Ramamurthy
                                                     --------------------------
                                             Name:     Githesh  Ramamurthy
                                             Title:    Chairman and
                                                       Chief  Executive  Officer



In connection with the Quarterly Report of CCC Information Services Group Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, David L. Harbert, Senior Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and


          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Date:  November 1,  2004         By:         /s/  David  L.  Harbert
                                                 -------------------------
                                       Name:     David  L.  Harbert
                                       Title:    Senior  Vice  President
                                                 and  Chief  Financial  Officer